Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Mid Cap Value Opportunities Portfolio of Managed Account Series (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 16, 2005


                                           /s/ Robert C. Doll, Jr.
                                           -----------------------
                                           Robert C. Doll, Jr.,
                                           Chief Executive Officer of
                                           Mid Cap Value Opportunities Portfolio
                                           of Managed Account Series

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mid Cap Value Opportunities Portfolio of Managed Account Series and will be retained by Mid Cap Value Opportunities Portfolio of Managed Account Series and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Mid Cap Value Opportunities Portfolio of Managed Account Series (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 16, 2005


                                           /s/ Donald C. Burke
                                           -------------------
                                           Donald C. Burke,
                                           Chief Financial Officer of
                                           Mid Cap Value Opportunities Portfolio
                                           of Managed Account Series

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mid Cap Value Opportunities Portfolio of Managed Account Series and will be retained by Mid Cap Value Opportunities Portfolio of Managed Account Series and furnished to the Securities and Exchange Commission or its staff upon request.